SELECTED STATEMENTS OF OPERATIONS DATA (Schedule Of Financial Income, Net) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial income:
Interest on deposits		$ 111	$ 126	$ 242
Foreign currency translation differences and derivatives	[1]	3,981	2,522	966
Total gross financial income		4,092	2,648	1,208
Financial expenses:
Bank charges and interest on loans		(4,597)	(4,830)	(3,794)
Foreign currency translation differences and derivatives		(5,844)	(3,707)	(3,717)
Total gross financial expenses		(10,441)	(8,537)	(7,511)
Financial expense		$ (6,349)	$ (5,889)	$ (6,303)

[1]	During 2016 and 2018 the Company recorded $ 907 and $ 969 income (respectively) upon collection of trade receivables balances from customers in Venezuela at a rate which was higher than the rate it could collect these receivables previously